provisions	6 Months Ended
Jun. 30, 2018
provisions
provisions

25provisions

(millions)	Asset retirement obligation	Employee related	Written put options 1	Other	Total
As at April 1, 2018	$353	$39	$296	$107	$795
Additions	—	19	5	4	28
Reversal	—	—	—	(1)	(1)
Use	(1)	(13)	—	(6)	(20)
Interest effect	3	—	3	—	6
Effects of foreign exchange, net	—	—	—	—	—

As at June 30, 2018	$355	$45	$304	$104	$808

As at January 1, 2018	$351	$36	$82	$120	$589
Additions	—	50	204	6	260
Reversal	—	—	—	(2)	(2)
Use	(2)	(41)	—	(20)	(63)
Interest effect	6	—	4	—	10
Effects of foreign exchange, net	—	—	14	—	14

As at June 30, 2018	$355	$45	$304	$104	$808

Current	$4	$41	$24	$37	$106
Non-current	351	4	280	67	702

As at June 30, 2018	$355	$45	$304	$104	$808

(1)	The January 1, 2018, opening balance for written put options has been adjusted as set out in Note 18(c).

Asset retirement obligation

We establish provisions for liabilities associated with the retirement of property, plant and equipment when those obligations result from the acquisition, construction, development and/or normal operation of the assets. We expect that the cash outflows in respect of the balance accrued as at the financial statement date will occur proximate to the dates these assets are retired.

Employee related

The employee related provisions are largely in respect of restructuring activities (as discussed further in Note 16(b)). The timing of the cash outflows in respect of the balance accrued as at the financial statement date is substantially short-term in nature.

Written put options

In connection with certain business acquisitions, we have established provisions for contingent consideration and for written put options in respect of non-controlling interests. Cash outflows for contingent consideration are expected on a current basis. Provisions for written put options are determined based on net present values of estimated future earnings results and require key economic assumptions about the future. No cash outflows for the written put options are expected prior to their initial exercisability in 2020.

Other

The provisions for other include: legal claims; non-employee related restructuring activities; and contract termination costs and onerous contracts related to business acquisitions. Other than as set out following, we expect that the cash outflows in respect of the balance accrued as at the financial statement date will occur over an indeterminate multi-year period.

As discussed further in Note 29, we are involved in a number of legal claims and we are aware of certain other possible legal claims. In respect of legal claims, we establish provisions, when warranted, after taking into account legal assessments, information presently available, and the expected availability of recourse. The timing of cash outflows associated with legal claims cannot be reasonably determined.

In connection with business acquisitions, we have established provisions for contingent consideration, contract termination costs and onerous contracts acquired. In respect of contract termination costs and onerous contracts acquired, cash outflows are expected to occur through the remainder of 2018.